Exhibit 10.1

THIRD AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of September 17, 2008 and effective as of the Effective Date (as hereinafter defined), is made and entered into among WYNN LAS VEGAS, LLC, a Nevada limited liability company (the “Borrower”), the Wynn Amendment Parties (as hereinafter defined) and DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (in such capacity, the “Administrative Agent”) on behalf of the Lenders (as hereinafter defined).

RECITALS

A.           The Borrower and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 15, 2006 (as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of April 9, 2007, and that certain Second Amendment to Amended and Restated Credit Agreement, dated as of October 31, 2007, the “Credit Agreement”), among the Borrower, Deutsche Bank Trust Company Americas, as Administrative Agent, issuing lender and swing line lender, Deutsche Bank Securities Inc., as lead arranger and joint book running manager, Banc of America Securities LLC, as lead arranger and joint book running manager, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc., as arranger and joint book running manager, JPMorgan Chase Bank, N.A., as joint documentation agent, SG Americas Securities, LLC, as arranger and joint book running manager, Societe Generale, as joint documentation agent, Bank of Scotland, as managing agent, HSH Nordbank AG, as managing agent, the Royal Bank of Scotland PLC, as managing agent, Wachovia Bank, as managing agent, and the several banks and other financial institutions or entities from time to time parties thereto as lenders (the “Lenders”).

B.           In connection with the Credit Agreement, each of Wynn Las Vegas Capital Corp., a Nevada corporation (“Capital Corp.”), Wynn Show Performers, LLC, a Nevada limited liability company (“Show Performers”), Wynn Golf, LLC, a Nevada limited liability company (“Wynn Golf”), Wynn Sunrise, LLC, a Nevada limited liability company (“Wynn Sunrise”), World Travel, LLC, a Nevada limited liability company (“World Travel”), Kevyn, LLC, a Nevada limited liability company (“Kevyn”), Las Vegas Jet, LLC, a Nevada limited liability company (“Las Vegas Jet”), Wynn Resorts Holdings, LLC, a Nevada limited liability company (“Wynn Resorts Holdings”), and Wynn Completion Guarantor, LLC, a Nevada limited liability company (“Completion Guarantor” and together with Capital Corp., Show Performers, Wynn Golf, Wynn Sunrise, World Travel, Kevyn, Las Vegas Jet and Wynn Resorts Holdings, the “Wynn Amendment Parties”), have executed certain Loan Documents (as defined in the Credit Agreement).

C.           The Borrower has requested that the Lenders agree, subject to the conditions and on the terms set forth in this Third Amendment, to amend certain provisions of the Credit Agreement in order to, among other things, permit the Borrower to incur an incremental term loan facility in the amount of $150,000,000 and provide greater flexibility with respect to the required financial performance of the Borrower.

D.           The Lenders are willing to agree to such amendments, subject to the conditions and on the terms set forth below.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent on behalf of the Lenders and the Wynn Amendment Parties agree as follows:

1.            Definitions.  Except as otherwise expressly provided herein, capitalized terms used in this Third Amendment shall have the meanings given in the Credit Agreement and the rules of interpretation set forth in the Credit Agreement shall apply to this Third Amendment.

2.            Amendments.

(a)           The definition of “Initial Phase II Calculation Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the word “first”, where such word appears therein, with the word “second”.

(b)           Section 1.3(b) of the Credit Agreement is hereby amended by replacing the phrase “ending on the Initial Phase II Calculation Date” in each place where it appears therein, with the phrase “beginning immediately after the Phase II Opening Date”.

(c)           Section 2.26(a) of the Credit Agreement is hereby amended by deleting the parenthetical reading “(the “New Term Loan Commitments”)” and inserting the following new sentence immediately prior to the first sentence of Section 2.26(a):

“On or prior to December 31, 2008, the Borrower may, by written notice to the Administrative Agent, request the establishment of one or more new term loan commitments (any term loan commitments established pursuant to this Section 2.26 being referred to as “New Term Loan Commitments”) to be funded on or prior to December 31, 2008, in an amount not in excess of $150,000,000 in the aggregate and not less than $50,000,000 individually (or such lesser amount which shall be approved by the Administrative Agent) or an integral multiple of $5,000,000 in excess thereof.”

(c)           Section 2.26(d) of the Credit Agreement is hereby amended by replacing the words “first sentence”, where such words appear therein, with the words “first two sentences”.

(d)           Section 4.16 of the Credit Agreement is hereby amended by (i) replacing the word “extension”, where such word appears therein, with the word “extensions” and (ii) adding the

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following immediately after words “general corporate purposes”, where such words appear therein:

“; provided that the proceeds of any New Term Loans made on or prior to December 31, 2008 shall be used for the payment of Project Costs”.

(e)           Section 7.1(b) of the Credit Agreement is hereby amended by replacing the required Consolidated Leverage Ratio set forth therein for the periods ending on or prior to June 30, 2010, with the following:

Quarterly Date	Consolidated Leverage Ratio
Quarterly Dates from the Initial Phase II Calculation Date through and including June 30, 2009	8.25:1
Quarterly Date ending on September 30, 2009 (if different than the Initial Phase II Calculation Date)	7.75:1
Quarterly Date ending on December 31, 2009	7.50:1
Quarterly Date ending on March 31, 2010	6.75:1
Quarterly Date ending on June 30, 2010	6.25:1

(f)            Section 7.1(c) of the Credit Agreement is hereby amended by replacing the required Consolidated Interest Coverage Ratio for the periods ending on the Quarterly Dates from and after December 31, 2008 through and including September 30, 2009, with the following:

Quarterly Date	Consolidated Interest Coverage Ratio
Quarterly Date ending on December 31, 2008	1.40:1
Quarterly Dates from and after March 31, 2009 but prior to the Initial Phase II Calculation Date	1.35:1
Quarterly Dates from and after the Initial Phase II Calculation Date through and including September 30, 2009	1.75:1

3.            Representations and Warranties.  To induce the Lenders and the Administrative Agent to agree to this Third Amendment, the Borrower represents to the Administrative Agent and the Lenders that as of the date hereof:

(a)           each of the Borrower and each of the Wynn Amendment Parties has all power and authority to enter into this Third Amendment and to carry out the transactions contemplated hereby, and to perform its obligations hereunder or in respect hereof;

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(b)           the execution and delivery of this Third Amendment and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties hereunder or in respect hereof have been duly authorized by all necessary action on the part of the Borrower and such Wynn Amendment Party;

(c)           the execution and delivery of this Third and the performance of the obligations of the Borrower and each of the Wynn Amendment Parties hereunder or in respect hereof do not and will not conflict with or violate (i) any provision of the articles of incorporation or bylaws (or similar constituent documents) of the Borrower or such Wynn Amendment Party, (ii) any Requirement of Law, (iii) any order, judgment or decree of any court or other governmental agency binding on the Borrower or any Wynn Amendment Party, or (iv) any indenture, agreement or instrument to which the Borrower or any Wynn Amendment Party is a party or by which the Borrower or any Wynn Amendment Party, or any property of any of them, is bound, and do not and will not require any consent or approval of any Person;

(d)           this Third Amendment has been duly executed and delivered by the Borrower and each of the Wynn Amendment Parties and the Credit Agreement and the other Loan Documents, as amended by this Third Amendment, are the legal, valid and binding obligations of the Borrower and each of the Wynn Amendment Parties party thereto, enforceable in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(e)           after giving effect to this Third Amendment, no event has occurred and is continuing or will result from the execution and delivery of this Third Amendment, that would constitute a Default or an Event of Default;

(f)           since the Amended and Restated Effective Date (as defined in the Credit Agreement), no event has occurred that has resulted, or could reasonably be expected to result, in a Material Adverse Effect; and

(g)           each of the representations and warranties made by the Borrower or any of the Wynn Amendment Parties in or pursuant to the Loan Documents to which such entity is a party shall be true and correct in all material respects on and as of the date this representation is being made, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date.

4.            Effectiveness of this Third Amendment.  This Third Amendment shall be effective on the date (the “Effective Date”) upon which (a) the Required Lenders shall have consented to this Third Amendment and (b) the Borrower, the Wynn Amendment Parties and the Administrative Agent, on behalf of the Lenders, shall have executed this Third Amendment.

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5.            Acknowledgments.  By executing this Third Amendment, each of the Wynn Amendment Parties (other than Wynn Resorts Holdings and Completion Guarantor) (a) consents to this Third Amendment, (b) acknowledges that notwithstanding the execution and delivery of this Third Amendment or any prior amendment, the obligations of each of the Wynn Amendment Parties under the Guarantee are not impaired or affected (except as provided for in this Third Amendment) and the Guarantee continues in full force and effect and (c) affirms and ratifies the Guarantee.  By executing this Third Amendment, the Borrower and each of the Wynn Amendment Parties (other than Completion Guarantor) consents to this Third Amendment, (b) acknowledges that notwithstanding the execution and delivery of this Third Amendment or any prior amendment, the obligations of the Borrower and each of the Wynn Amendment Parties under the Security Documents to which it is a party (other than the Guarantee) are not impaired or affected (except as provided for in this Third Amendment) and such Security Documents continue in full force and effect and (c) affirms and ratifies such Security Documents.  By executing this Third Amendment, Completion Guarantor (a) consents to this Third Amendment, (b) acknowledges that notwithstanding the execution and delivery of this Third Amendment or any prior amendment, the obligations of Completion Guarantor under the Completion Guaranty are not impaired or affected (except as provided for in this Third Amendment) and the Completion Guaranty continues in full force and effect and (c) affirms and ratifies the Completion Guaranty.

6.            Miscellaneous. THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).  This Third Amendment may be executed in one or more counterparts and when signed by all of the parties listed below shall constitute a single binding agreement.  Delivery of an executed counterpart hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart.  Except as amended, all of the provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect except that each reference to the “Credit Agreement”, or words of like import in any Loan Document, shall mean and be a reference to the Credit Agreement as amended hereby.  This Third Amendment shall be deemed a “Loan Document” as defined in the Credit Agreement.  Section 10.12 of the Credit Agreement shall apply to this Third Amendment and all past and future amendments to the Credit Agreement and other Loan Documents as if expressly set forth therein.

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IN WITNESS WHEREOF, the parties have caused this Third Amendment to be duly executed by their officers or officers of their sole ultimate members thereunto duly authorized as of the day and year first above written, to be effective as of the Effective Date.

WYNN LAS VEGAS, LLC,				WYNN GOLF, LLC,
a Nevada limited liability company				a Nevada limited liability company

By:	Wynn Resorts Holdings, LLC,			By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,				a Nevada limited liability company,
	its sole member				its sole member

	By:	Wynn Resorts, Limited,			By:	Wynn Resorts Holdings, LLC,
		a Nevada corporation,				a Nevada limited liability company,
		its sole member				its sole member

		By:	/s/ Matt Maddox			By:	Wynn Resorts, Limited,
		Name:	Matt Maddox				a Nevada corporation,
		Title:	Chief Financial Officer and Treasurer				its sole member

							By:	/s/ Matt Maddox
							Name:	Matt Maddox
							Title:	Chief Financial Officer and Treasurer

WYNN SUNRISE, LLC,				WORLD TRAVEL, LLC,
a Nevada limited liability company				a Nevada limited liability company

By:	Wynn Las Vegas, LLC,			By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,				a Nevada limited liability company,
	its sole member				its sole member

	By:	Wynn Resorts Holdings, LLC,			By:	Wynn Resorts Holdings, LLC,
		a Nevada limited liability company,				a Nevada limited liability company,
		its sole member				its sole member

		By:	Wynn Resorts, Limited,			By:	Wynn Resorts, Limited,
		a Nevada corporation,					a Nevada corporation,
		its sole member					its sole member

		By:	/s/ Matt Maddox				By:	/s/ Matt Maddox
		Name:	Matt Maddox				Name:	Matt Maddox
		Title:	Chief Financial Officer and Treasurer				Title:	Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

LAS VEGAS JET, LLC,					WWYNN SHOW PERFORMERS, LLC,
a Nevada limited liability company					a Nevada limited liability company

By:	Wynn Las Vegas, LLC,				By:	Wynn Las Vegas, LLC,
	a Nevada limited liability company,					a Nevada limited liability company,
	its sole member					its sole member

	By:	Wynn Resorts Holdings, LLC,				By:	Wynn Resorts Holdings, LLC,
		a Nevada limited liability company,					a Nevada limited liability company,
		its sole member					its sole member

		By:	Wynn Resorts, Limited,				By:	Wynn Resorts, Limited,
			a Nevada corporation,					a Nevada corporation,
			its sole member					its sole member

			By:	/s/ Matt Maddox				By:	/s/ Matt Maddox
			Name:	Matt Maddox				Name:	Matt Maddox
			Title:	Chief Financial Officer and Treasurer				Title:	Chief Financial Officer and Treasurer

KEVYN, LLC,					WYNN LAS VEGAS CAPITAL CORP.,
a Nevada limited liability company					a Nevada corporation

By:	Wynn Las Vegas, LLC,				By:	/s/ Matt Maddox__________
	a Nevada limited liability company,				Name:	Matt Maddox
	its sole member				Title:	Chief Financial Officer and Treasurer

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Matt Maddox
			Name:	Matt Maddox
			Title:	Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

WYNN RESORTS HOLDINGS, LLC
a Nevada limited liability company

By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

	By:	/s/ Matt Maddox_________________
	Name:	Matt Maddox
	Title:	Chief Financial Officer and Treasurer

WYNN COMPLETION GUARANTOR, LLC
a Nevada limited liability company

By:	Wynn Las Vegas, LLC,
a Nevada limited liability company,
its sole member

	By:	Wynn Resorts Holdings, LLC,
a Nevada limited liability company,
its sole member

		By:	Wynn Resorts, Limited,
a Nevada corporation,
its sole member

			By:	/s/ Matt Maddox
			Name:	Matt Maddox
			Title:	Chief Financial Officer and Treasurer

[Signature Page to Third Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]

DEUTSCHE BANK TRUST COMPANY
AMERICAS, as Administrative Agent on
behalf of the Lenders

By:	/s/ Mary Kay Coyle
Name:	Mary Kay Coyle
Title:	Managing Director

By:	/s/ Erin Morrissey
Name:	Erin Morrissey
Title:	Vice President

[Signature Page to Third Amendment to
Wynn Las Vegas Amended and Restated Credit Agreement]